SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 1999

                              COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)

Pennsylvania                        0-6983                       23-1709202
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(State or other                 (Commission file                (IRS employer
jurisdiction of                     number)                     identification
incorporation)                                                       no.)

             1500 Market Street, Philadelphia, PA          19102
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           (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (215) 665-1700
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Item 5.  Other Events.

          Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-50785) originally filed October 27, 1993 and the abbreviated registration statement on Form S-3 to register additional securities to be filed March 11, 1999, in each case, by Comcast Corporation (the "Company").

          On March 9, 1999, the Company filed a preliminary prospectus supplement (the "Preliminary Prospectus Supplement") pursuant to Rule 424(b) of the Securities Act of 1933, as amended, relating to % Exchangeable Extendable Subordinated Debentures due 2029 (the "Debentures"). The form of Supplemental Indenture with respect to the indenture pursuant to which the Debentures would be issued is filed as an exhibit hereto, as well as a tax opinion relating to certain disclosure contained in the Preliminary Prospectus Supplement.




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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         4. Form of Supplemental Indenture dated as of March 15, 1999 between the Company and Bankers Trust Company.

         8. Opinion of Davis Polk & Wardwell (relating to tax matters).

         23. Consent of Davis Polk & Wardwell (included in Exhibit 8).






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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: March 11, 1999               COMCAST CORPORATION


                                    By: /s/ Arthur R. Block
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                                       Name: Arthur R. Block
                                       Title: Senior Deputy General Counsel
                                                and Vice President







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                                  EXHIBIT INDEX


Exhibit No.                           Exhibit

     4. Form of Supplemental Indenture dated as of March 15, 1999 between the Company and Bankers Trust Company

     8.        Opinion of Davis Polk & Wardwell (relating to tax matters)

    23.        Consent of Davis Polk & Wardwell (included in Exhibit 8)




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